UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: June 8, 2006
(Date of earliest event reported)


                    Morgan Stanley Capital I Trust 2006-IQ11
                         (Exact name of issuing entity)

                      Morgan Stanley Mortgage Capital Inc.
               (Exact name of sponsor as specified in its charter)

                          IXIS Real Estate Capital Inc.
               (Exact name of sponsor as specified in its charter)

                                    NCB, FSB
               (Exact name of sponsor as specified in its charter)

                          Morgan Stanley Capital I Inc.
             (Exact name of registrant as specified in its charter)


            Delaware               333-130684-04             13-3291626
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(State or other jurisdiction    (Commission File No.)      (IRS Employer
of incorporation)                                           Identification No.)

     1585 Broadway, New York, New York                          10036
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      (Address of principal executive offices)                (Zip Code)


Registrant's Telephone Number, including area code (212) 761-4000
                                                   -----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

      On June 8, 2006, a single series of mortgage pass-through certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ11 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of June 1, 2006, among Morgan Stanley Capital I Inc., as depositor (the "Registrant"), Wells Fargo Bank, N.A., as general master servicer, NCB, FSB, as NCB master servicer, LNR Partners, Inc., as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, and LaSalle Bank National Association, as trustee, paying agent and certificate registrar. The Certificates consist of 27 classes (each, a "Class") of Certificates, ten of which Classes are designated as the "Class A-1 Certificates," the "Class A-1A Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-M Certificates," the "Class A-J Certificates," the "Class B Certificates," the "Class C Certificates" and the "Class D Certificates" (collectively, the "Offered Certificates"); and seventeen of which Classes are designated as the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class X Certificates," the "Class X-Y Certificates," the "Class EI Certificates," the "Class R-I Certificates," the "Class "R-II" and the "Class R-III Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 232 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,616,114,631. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "MSMC Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMC") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Registrant and MSMC, certain of the Mortgage Loans (the "IXIS Mortgage Loans") were acquired by the Registrant from IXIS Real Estate Capital Inc. ("IXIS") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Registrant and IXIS, certain of the Mortgage Loans (the "NCB, FSB Mortgage Loans") were acquired by the Registrant from NCB, FSB pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Registrant and NCB, FSB, certain of the Mortgage Loans (the "MM Mortgage Loans") were acquired by the Registrant from Massachusetts Mutual Life Insurance Company pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Registrant and MM, certain of the Mortgage Loans (the "SunTrust Mortgage Loans") were acquired by the Registrant from SunTrust Bank ("SunTrust") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Registrant and SunTrust, certain of the Mortgage Loans (the "UCMFI Mortgage Loans") were acquired by the Registrant from Union Central Mortgage Funding, Inc. ("UCMFI") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Registrant and UCMFI, and one of the Mortgage Loans (the "NCCB Mortgage Loans") were acquired by the Registrant from National Consumer Cooperative Bank ("NCCB") pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Registrant and NCCB. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to MSMC, IXIS, NCB, FSB, MM, SunTrust, UCMFI and NCCB was derived from the sale of Certificates by the Registrant to Morgan Stanley & Co. Incorporated ("MS&Co"), Greenwich Capital Markets, Inc. ("Greenwich"), IXIS Securities North America Inc. ("IXIS Securities"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and SunTrust Capital Markets, Inc. ("SunTrust Capital") pursuant to the Underwriting Agreement attached hereto as
Exhibit 1.1, dated May 24, 2006, among the Registrant, MS&Co, Greenwich, IXIS Securities, Merrill Lynch and SunTrust Capital (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated March 24, 2006, among the Registrant and MS&Co (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The net proceeds of the sale of the Private Certificates were applied to the purchase of the Mortgage Loans from MSMC, IXIS, NCB, FSB, MM, SunTrust, UCMFI and NCCB. On May 24, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 24, 2006, supplementing the Prospectus, dated March 14, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------------------------------------------------------------------------

(1.1) Underwriting Agreement, dated May 24, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley & Co. Incorporated, Greenwich Capital Markets, Inc., IXIS Securities North America Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Capital Markets, Inc.

(4.1) Pooling and Servicing Agreement, dated as of June 1 2006, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, N.A., as general master servicer, NCB, FSB, as NCB master servicer, LNR Partners, Inc., as general special servicer, National Consumer Cooperative Bank, as co-op special servicer, and LaSalle Bank National Association, as trustee, paying agent and certificate registrar.

(8.1) Opinion of Cadwalader, Wickersham & Taft LLP, dated as of June 8, 2006, relating to validity and tax matters.

(99.1) Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Inc.

(99.2) Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Capital I Inc. and IXIS Real Estate Capital Inc.

(99.3) Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Capital I Inc. and NCB, FSB.

(99.4) Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Capital I Inc. and Massachusetts Mutual Life Insurance Company.

(99.5) Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Capital I Inc. and SunTrust Bank.

(99.6) Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Capital I Inc. and Union Central Mortgage Funding, Inc.

(99.7) Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Capital I Inc. and National Consumer Cooperative Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY CAPITAL I INC.

Date: June 23, 2006


                                   By: /s/ Anthony J. Sfarra
                                      -------------------------------
                                   Name: Anthony J. Sfarra
                                   Title: Executive Director

                                  Exhibit Index

Item 601(a) of
Regulation S-K                                             Paper (P) or
Exhibit No.     Description                                Electronic (E)
-----------     -----------                                ---

1.1             Underwriting Agreement                     E

4.1             Pooling and Servicing Agreement            E

8.1             Opinion of Cadwalader, Wickersham & Taft
                LLP, dated as of June 8, 2006, relating
                to validity and tax matters                E

99.1            MSMC Mortgage Loan Purchase Agreement      E

99.2            IXIS Mortgage Loan Purchase Agreement      E

99.3            NCB, FSB Mortgage Loan Purchase Agreement  E

99.4            MM Mortgage Loan Purchase Agreement        E

99.5            SunTrust Mortgage Loan Purchase Agreement  E

99.6            UCMFI Mortgage Loan Purchase Agreement     E

99.7            NCCB Mortgage Loan Purchase Agreement      E